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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2002 divine, inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30043 (Commission File Number)	36-4301991 (IRS Employer Identification No.)
1301 N. Elston Avenue Chicago, Illinois 60622 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (773) 394-6600

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

divine Press Release

        On December 20, 2002, divine, inc. ("divine") announced that it has aligned the company into three organizational divisions: Web, Content and Collaboration Solutions; Customer Interaction Management Solutions; and Managed Services and Infrastructure Solutions.

        As part of this realignment, divine also announced its intent to divest the content subscription business delivered through its RoweCom Inc. subsidiary and focus on digital content delivery. On December 20, 2002, divine and EBSCO Industries Inc. announced that they have signed a letter of intent under which EBSCO would acquire the European operations of RoweCom, subject to regulatory and board approvals and other customary conditions. divine also announced that it has received a term sheet from and is in active negotiations with Swets Blackwell, which has expressed unsolicited, definitive interest in acquiring some or all of the RoweCom operations worldwide.

        A copy of the press release issued by divine on December 20, 2002, relating to the realignment, the EBSCO letter of intent, and the interest of Swets Blackwell, is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

RoweCom Notice to Customers

        On December 20, 2002, RoweCom notified its customers (the "RoweCom Notice") that it is currently experiencing financial difficulties. The letter explains that divine has recently decided to no longer support the subscription aggregation business. As a result, RoweCom has been forced to explore strategic alternatives that may ultimately include the sale or shutdown of the business.

        The RoweCom Notice also stated that three publishers have agreed to continue to distribute journals through January 2003 to RoweCom's customers, and that RoweCom will be asking all of its other publishers to do the same. In addition, the RoweCom Notice announced the formation of an ad hoc committee to:

  •
  perform investigations and analyses of RoweCom's operations and financial condition;

  •
  initiate negotiations with RoweCom and divine; and

  •
  take such other actions as the committee may determine are in the best interests of its constituency.

        A copy of the RoweCom Notice is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

        The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2002
divine, inc.
	By:	/s/ MICHAEL P. CULLINANE Michael P. Cullinane Executive Vice President, Chief Financial Officer, and Treasurer

divine, inc.

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of divine, inc., dated December 20, 2002, announcing the realignment of its operating divisions, the signing of a letter intent to sell the European operations of RoweCom Inc. to EBSCO Industries Inc., and the receipt of a term sheet from Swets Blackwell, with regard to acquiring some or all of the RoweCom operations worldwide.
99.2	RoweCom notice to customers, dated December 20, 2002.

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SIGNATURE
divine, inc. Exhibit Index